UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 25, 2003
Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None
(Former name or former address, if changed since last report)

Item 9 - Regulation FD Disclosure and Item 12 - Disclosure of Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 9 and Item 12.

On April 25, 2003, Peoples Energy Corporation issued a press release announcing financial results for the second quarter of fiscal year 2003 and updated its earnings guidance for the fiscal year. A copy of the press release is attached to this Form 8-K as Exhibit 99.

Item 7. Financial Statements and Exhibits

The following is furnished as an exhibit to this report.

Exhibit
Number	Description
99	Press release issued April 25, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

April 25, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibit
Number	Description
99	Press release issued April 25, 2003.